Scudder
Limited Term Tax
Free Fund

Annual Report
October 31, 1997

Pure No-Load(TM) Funds

A fund designed to seek a high level of income, exempt from regular federal income taxes and consistent with a high degree of principal stability.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                                    In Brief


o For the twelve months ended October 31, 1997, Scudder Limited Term Tax Free Fund posted a total return of 5.89%. This return outpaced the average performance of the Fund's peers according to Lipper. The Fund's total return performance also placed it in the top 20% of similar funds over one- and three-year periods.

o As of October 31, 1997, Scudder Limited Term Tax Free Fund's 30-day net annualized SEC yield was 3.79%, equivalent to a 6.27% taxable yield for investors subject to the 39.6% maximum federal income tax rate.

o Scudder Limited Term Tax Free Fund received a four-star rating from Morningstar, reflecting an "above-average" rating for risk-adjusted performance through October 31, 1997.*



* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three-year performance, and was rated among 1,448 municipal funds for the period. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.


                                Table of Contents

   3  Letter from the Fund's President   19  Notes to Financial Statements
   4  Performance Update                 21  Report of Independent Accountants
   5  Portfolio Summary                  22  Tax Information
   6  Portfolio Management Discussion    23  Shareholder Meeting Results
   9  Glossary of Investment Terms       28  Officers and Trustees
  10  Investment Portfolio               29  Investment Products and Services
  15  Financial Statements               30  Scudder Solutions
  18  Financial Highlights


                     2 - Scudder Limited Term Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Limited Term Tax Free Fund's performance over its most recent fiscal year. As of October 31, 1997, the Fund posted a 6.27% 30-day SEC tax-equivalent yield for investors in the highest federal tax bracket, significantly higher than current two-year CD rates. The Fund earned a 5.89% total return over the 12-month period. In addition, the Fund earned a four-star Morningstar rating (see "In Brief" on page 2 for more information). Please read the discussion beginning on page 6 for more information.

     The past year saw volatile interest rates. Over the period, bond prices inched upward. Leading to the volatility was the fact that as one statistic which might imply a resurgence of inflation was announced, it was soon followed by two others that more than allayed such fears. We would not be surprised if the coming year saw a similar pattern.

     For those interested in other offerings from Scudder, we would like to take this opportunity to tell you about a recent addition to Scudder's family of funds -- Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach to international investing may appreciate the Fund's emphasis on the dividend paying stocks of established companies listed on foreign exchanges.

     Please see pages 29 through 31 for more information on Scudder products and services. As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your account or any Scudder fund.

     Sincerely,

     /s/David S. Lee

     David S. Lee
     President,
     Scudder Limited Term Tax Free Fund


                     3 - Scudder Limited Term Tax Free Fund

PERFORMANCE UPDATE as of October 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
10/31/97        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER LIMITED TERM TAX FREE FUND
TICKER SYMBOL:     SCLTX
--------------------------------------------
1 Year          $ 10,589     5.89%     5.89%
Life of Fund*   $ 11,978    19.78%     4.99%
--------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
(3 YEAR)
--------------------------------------------
1 Year          $ 10,551      5.51%    5.51%
Life of Fund*   $ 11,978     19.78%    5.04%
--------------------------------------------
*The Fund commenced operations on February 15, 1994.
 Index comparisons begin on February 28, 1994.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER LIMITED TERM TAX FREE FUND
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,965
10/94          $10,099
4/95           $10,465
10/95          $10,901
4/96           $11,072
10/96          $11,373
4/97           $11,551
10/97          $12,044


LEHMAN BROTHERS MUNICIPAL BOND INDEX (3 YEAR)
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,938
10/94          $10,058
4/95           $10,401
10/95          $10,862
4/96           $11,051
10/96          $11,352
4/97           $11,561
10/97          $11,978

The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31

                       1994*    1995      1996      1997
                     -------------------------------------
NET ASSET VALUE...   $ 11.67  $ 12.01   $ 11.98   $ 12.12
INCOME DIVIDENDS..   $   .38  $   .56   $   .53   $   .52
CAPITAL GAINS
DISTRIBUTIONS.....   $    --    $  --   $   .01   $   .02
FUND TOTAL
RETURN (%)........       .44     7.94      4.33      5.89
RETURN (%)........       .56     8.01      4.51      5.51

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the one year and life of Fund periods would have been lower.

                     4 - Scudder Limited Term Tax Free Fund

PORTFOLIO SUMMARY as of October 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Hospital/Health                    20%
Core Cities/Lease                  17%
State General Obligation           15%
Electric Utility Revenue           12%
School District/Lease               7%
Pollution Control/
Industrial Development              7%
Port/Airport Revenue                6%
Housing Finance Authority           4%
Student Loans                       4%
Miscellaneous Municipal             8%
--------------------------------------
                                  100%
--------------------------------------
The Fund is broadly diversified,
with holdings in several categories
of revenue and general obligation
bonds.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                                58%
AA                                 13%
A                                  20%
BBB                                 9%
--------------------------------------
                                  100%
--------------------------------------
Weighted average quality: AA

Overall quality remains high,
with 70% of the bonds in the
Fund's portfolio rated AAA or
AA.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                   19%
1 - 5 years                        48%
5 - 10 years                       33%
--------------------------------------
                                  100%
--------------------------------------
Weighted average effective maturity: 3.89 years

We continued to maintain a
longer-than-neutral average
maturity to capitalize on the
favorable outlook for five- to
10-year municipal bonds.

For more complete details about the Fund's investment portfolio, see page 10.


                     5 - Scudder Limited Term Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

For its most recent fiscal year ended October 31, 1997, Scudder Limited Term Tax Free Fund earned a solid 5.89% total return. This consisted of a $0.14 increase in net asset value to $12.12 and income distributions of $0.52 per share. This return outpaced the Lipper average of similar funds over one- and three-year periods, and the Fund placed in the top 20% of similar funds over these two time periods.

On October 31, 1997, the Fund's 30-day net annualized SEC yield was 3.79%, equivalent to a taxable yield of 6.27% for shareholders subject to the 39.6% maximum federal income tax rate. As shown in the accompanying graph, the Fund's tax-equivalent yield has consistently exceeded the average yield of two-year CDs tracked nationally.


 Scudder Limited Term Tax Free Fund:
 Outpacing the Averages
 (Average annual returns for periods ended
 October 31, 1997)


           Scudder
           Limited
           Term Tax                  Number
           Free                       of
           Fund       Lipper          Funds    Percentile
 Period    return     return   Rank  tracked     Rank
 ------    ------     ------   ----  -------   ----------

 1 year      5.89%    5.11%     6   of  33     Top 18%

 3 years     6.03%    5.31%     3   of  22     Top 14%

Past performance does not guarantee future results.


THE PRINTED DOCUMENT HAS A LINE CHART HERE

CHART TITLE:

 Scudder Limited Term Tax Free Fund's
 Tax-Equivalent Yield vs. National Two-Year CD Rates,
 November 1996 through October 1997
 (tracked each month, for one year)

CHART DATA:
                                   SLTTFF               National
                               tax-equivalent      average of two-year
                                   yield               CD yields
                                   -----               ---------

                   11/96           6.44%                  5.20%

                                   6.51                   5.15

                   1/97            6.56                   5.17

                                   6.27                   5.18

                   3/97            6.62                   5.21

                                   6.99                   5.37

                   5/97            6.88                   5.38

                                   6.59                   5.39

                   7/97            6.25                   5.36

                                   6.35                   5.32

                                   6.31                   5.32

                   10/97           6.26                   5.29


Source of CD data: BanxQuote.
Tax equivalent yield is for the 39.6% maximum federal tax rate.


                               Portfolio Strategy

Scudder Limited Term Tax Free Fund is designed to deliver tax-free income through investments primarily in a portfolio of municipal bonds with effective maturities between one and 10 years. The Fund's management team pursues higher income than is typically available from tax-free money market investments and less share price fluctuation than is found in intermediate- and long-term tax free bonds. The Fund's professional management, economies of scale, liquidity, dividend reinvestment option, and ability to diversify its assets continue to offer advantages compared with holding individual municipal bonds.

Over the most recent fiscal year, the Fund maintained an average maturity that

                     6 - Scudder Limited Term Tax Free Fund
was slightly longer than neutral (3.9 years at the close of the period) to capitalize on the favorable outlook for the five- to 10-year segment of the municipal bond market. Yields of 10-year municipal bonds, for example, declined on average one-third of a percentage point (and prices rose 2.3%) during the previous 12 months while two-year municipal bond yields and prices were essentially unchanged. By the close of the period we shifted our focus to five- to seven-year municipal bonds, the range that we feel offers the greatest potential for capital appreciation over the coming months, given the Fund's investment parameters. The Fund also continued to emphasize premium noncallable bonds, which generally exhibit less price sensitivity than bonds priced at par. In addition, the Fund posted significant gains from its holdings in New York municipal bonds, especially New York City securities, which benefited from the State's improving credit environment. Lastly, the Fund's overall credit quality remains high, with over 70% of the bonds in the Fund's portfolio rated AAA or AA.

                                     Outlook

As a rising but volatile stock market continued to break records, the past year also witnessed increased activity in the bond market, as large and small investors seeking additional diversification rebalanced their portfolios by adding bonds. Amid Federal Reserve Chairman Greenspan's warnings about wage pressures, the shrinking supply of labor, and the possible runout of the "peace dividend," it's difficult to predict whether the Fed will continue to refrain from raising interest rates in the near future and whether the currently

                     7 - Scudder Limited Term Tax Free Fund
favorable economic and market conditions will prevail over the coming months. We do know, however, that yields and prices of municipal bonds are currently attractive compared with Treasuries, and that the continued low level of U.S. inflation -- aided by business' strong investment in technological advances as well as subdued economic activity in much of the rest of the world -- is a boon to investors.

We will continue to pursue a conservative investment strategy, including holding premium coupon bonds, diversifying broadly, and keeping the Fund's credit quality high. In addition, the Fund will maintain its focus on select five- to seven-year municipal bonds, which are currently priced at attractive levels. We will also search for value by weighing the maturity characteristics, call features, credit quality, and income potential of each bond we consider adding to the Fund's portfolio.

Sincerely,

Your Portfolio Management Team

/s/M. Ashton Patton        /s/Donald C. Carleton

M. Ashton Patton           Donald C. Carleton


                              Scudder Limited Term
                                 Tax Free Fund:
                          A Team Approach to Investing


  Scudder Limited Term Tax Free Fund is run by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  M. Ashton Patton, Lead Portfolio Manager, has overseen the Fund's investment strategy and daily operation since the Fund was introduced. Ashton is also a Portfolio Manager of the Scudder Medium Term Tax Free Fund. Donald C. Carleton, Portfolio Manager, has been a member of the Portfolio team since its inception and has been with Scudder since 1983. Don also manages the Scudder Medium Term Tax Free Fund.

                     8 - Scudder Limited Term Tax Free Fund

                          Glossary of Investment Terms


 GENERAL OBLIGATION BOND     A municipal bond backed by the "full faith and
                             credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue.

 INFLATION                   An overall increase in the prices of goods and
                             services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND              An interest-bearing debt security issued by a
                             state or local government entity. Most municipal bonds are exempt from federal income taxes, and many are exempt from state and local income taxes as well.

 NET ASSET VALUE (NAV)       The price per share of a mutual fund based on the
                             sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

 REVENUE BOND                A municipal bond that uses either the revenues
                             generated by the enterprise being financed or a dedicated revenue stream to pay principal and interest to the bondholder. Municipal projects that issue revenue bonds include airports, hospitals, and water and sewer facilities.

 TAXABLE EQUIVALENT YIELD    The level of yield a fully taxable instrument
                             would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD            The standard yield reference for bond funds, based
                             on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                The most common yardstick to measure the
                             performance of a fund. Total return -- annualized or cumulative -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)

                     9 - Scudder Limited Term Tax Free Fund

                   Investment Portfolio as of October 31, 1997

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 9.1%
------------------------------------------------------------------------------------------------------------------------------
California
Los Angeles County, CA, Local Educational Agency Pooled Tax and Revenue
  Anticipation Notes, Series 1997B, 4.5%, 9/30/98 ..............................  3,000,000          SP1+            3,017,010
Ontario, CA, General Obligation, Tax and Revenue Anticipation Notes,
  Series 1997, 4.5%, 6/30/98 ...................................................  1,000,000          SP1+            1,004,520
Missouri
Missouri Environment Improvement and Energy Agency Resource Authority,
  Union Electric Project, Periodic Auction Reset, 3.85%, 12/1/20* ..............  3,000,000          A+              3,000,000
Missouri Health & Educational Facilities Authority Revenue, Washington
  University, Series 1996 C, Variable Rate Demand Note, 4.1%, 9/1/30* ..........    200,000          MIG1              200,000
Tennessee
Metropolitan Nashville Airport Authority, TN, Special Facilities Revenue,
  American Airlines, Variable Rate Demand Note, 4.05%, 10/1/12* ................  1,100,000          A1+             1,100,000
Texas
Grapevine, TX, Industrial Development Authority Corp.:
  Daily Demand Note, 4.05%, 12/1/24* ...........................................    300,000          P1                300,000
  American Airlines, Daily Demand Note, 4.05%, 12/1/24* ........................    100,000          P1                100,000
Harris County, TX, Health Facilities Authority, Saint Luke's,
  Variable Rate Demand Note, 4.05%, 2/15/27* ...................................  1,000,000          A1+             1,000,000
Utah
Salt Lake City, UT, Pollution Control Revenue, British Petroleum Station
  Project, Series 1994 B, Daily Demand Note, 4%, 8/1/07* .......................    800,000          P1                800,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $10,515,584)                                                           10,521,530
------------------------------------------------------------------------------------------------------------------------------

Intermediate-Term Municipal Investments 90.9%
------------------------------------------------------------------------------------------------------------------------------
Arizona
Central Arizona Water Conservation District, Central Arizona Project,
  Prerefunded 11/1/00, 7.5%, 11/1/05*** ........................................  1,000,000          AAA             1,112,770
Arkansas
Rogers, AR, Sales and Use Tax Revenue, 5%, 11/1/15 .............................  1,000,000          AA              1,010,540
California
Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Revenue,
  Senior Lien, Series A, Zero Coupon, 1/1/05 ...................................  1,000,000          BBB               700,950
Orange County, CA, Recovery Notes, Series A, 6.5%, 6/1/05 (c) ..................  1,665,000          AAA             1,875,739
Sacramento, CA, Cogeneration Project Revenue, Proctor & Gamble Project,
  Series 1995, 7%, 7/1/04 ......................................................  1,000,000          BBB             1,126,590

    The accompanying notes are an integral part of the financial statements.


                     10 - Scudder Limited Term Tax Free Fund

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Colorado
Castle Rock Ranch, CO, Public Improvements Authority, Public Facilities
  Revenue, Series 1996, 5.9%, 12/1/03 ..........................................  1,475,000          AA              1,572,453
Delaware
Delaware, General Obligation, 6.6%, 4/1/10 .....................................  1,700,000          AAA             1,861,449
Delaware State Health Facilities Authorities Revenue Bonds, Medical Center
  of Delaware, Series 1989, 7%, 10/1/03 (c) ....................................  1,500,000          AAA             1,600,755
District Of Columbia
District of Columbia, General Obligation:
  Series A, 5.625%, 6/1/02 (c) .................................................  1,500,000          AAA             1,575,465
  Series D, 5.25%, 12/1/03 (c) .................................................  1,000,000          AAA             1,039,490
Florida
Dade County, FL, Port Authority Revenue, Series 1968 C, 5.5%, 10/1/07 ..........  4,790,000          AAA             5,042,146
Georgia
Municipal Electric Authority of Georgia, Power Revenue, 6.6%, 1/1/01 (c) .......  1,000,000          AAA             1,071,930
Illinois
Berwin, IL, MacNeal Memorial Hospital, 5.5%, 6/1/01 (c) ........................  2,795,000          AAA             2,903,306
Chicago, IL, General Obligation, Tender Note, Series C, 6.25%, 10/31/02 (c) ....  3,450,000          AAA             3,738,489
Evergreen Park, Illinois Hospital Facilities, Little County Mary's Hospital,
  7.75%, 2/15/09 (c) ...........................................................  1,200,000          AAA             1,235,880
Illinois Health Facilities Authority, Revenue Refunding, Sherman
  Hospital Project, 6.5%, 8/1/01 (c) ...........................................  1,025,000          AAA             1,106,662
Indiana
Indiana Health Facility Finance Authority, Hospital Revenue,
  Ancilla Systems Inc., Series A, 5.875%, 7/1/02 (c) ...........................  1,000,000          AAA             1,063,280
Indiana Housing Finance Authority, Single Family Mortgage Revenue,
  Series 1995 C-1, 5.25%, 7/1/12 ...............................................  2,990,000          AAA             3,046,182
Madison County, IN, Hospital Authority, Holy Cross Health System,
  6.3%, 12/1/98 (c) ............................................................  1,000,000          AAA             1,024,830
Iowa
Cedar Rapids, IA, Hospital Revenue, St. Luke's Methodist Hospital, 5.65%,
  8/15/02 (c) ..................................................................  1,250,000          AAA             1,316,713
Des Moines, IA, Hospital Revenue, St. Luke's Methodist Hospital,
  Series 1996A, 6%, 11/15/02 ...................................................  1,750,000          AA              1,865,518
Kentucky
Jefferson County, KY, Trust Certificate, Enhanced 911 Emergency
  Telephone Project, Series 1996, 5.25%, 9/1/98 ................................  1,115,000          A               1,127,700

    The accompanying notes are an integral part of the financial statements.


                     11 - Scudder Limited Term Tax Free Fund

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Louisiana
Jefferson Parish, LA, School Board Sales & Use Tax Revenue, ETM,
  Series 1986 A, 7.25%, 2/1/01** ...............................................  6,135,000          A               6,629,604
Louisiana State, General Obligation, Series 1996 A, 6%, 8/1/02 (c) .............  1,000,000          AAA             1,071,820
Maine
Maine, General Obligation, 6%, 7/1/98 ..........................................  1,000,000          AA              1,015,040
Massachusetts
New England Education Loan Marketing Corporation, Massachusetts
  Student Loan Revenue Refunding:
   Series A, 6%, 9/1/98 ........................................................  2,000,000          AAA             2,034,380
   Series D, 6.2%, 9/1/00 ......................................................  2,000,000          AAA             2,098,740
Michigan
Michigan State Hospital Finance Authority Revenue, Genesys Health System,
  Series A, 6.6%, 10/1/98 ......................................................  1,000,000          BBB             1,020,350
New Hampshire
New Hampshire Higher Education & Health Facilities Authority, St. Josephs
  Hospital, 5.65%, 1/1/04 ......................................................  1,095,000          AAA             1,148,261
New York
New York City, NY, General Obligation:
  Series 1991 A, 3%, 8/15/02 (c) ...............................................  1,000,000          AAA               938,860
  Series 1995 B, 6.75%, 8/15/03 ................................................  6,000,000          A               6,619,740
  Series 1995 D, 6.5%, 2/15/05 .................................................  1,315,000          A               1,443,383
  Series 1996 A, 6.75%, 8/1/04 .................................................  1,500,000          BBB             1,667,715
  Series 1996 I, 6.5%, 3/15/05 .................................................  1,575,000          A               1,730,264
  Series 1997 I, 6.25%, 4/15/06 ................................................  1,000,000          A               1,086,030
New York State Dormitory Authority, State University Educational Facility,
  Series A, 6.5%, 5/15/04 ......................................................  1,000,000          A               1,105,630
New York State Medical Care Facilities, Finance Agency, Mount Sinai Hospital,
  Series 1983, 5.95%, 8/15/09 ..................................................    940,000          AAA               984,791
New York State Urban Development Corporation Project,
  Onondaga County Convention Center:
   6%, 1/1/04 ..................................................................  1,445,000          BBB             1,542,855
   6%, 1/1/05 ..................................................................  1,535,000          BBB             1,643,555
Syracuse, NY, Industrial Development Agency, Pilot Revenue Bonds, Series 1995,
  5.125%, 10/15/02 .............................................................  1,500,000          AA              1,529,850

    The accompanying notes are an integral part of the financial statements.


                     12 - Scudder Limited Term Tax Free Fund

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
North Carolina
North Carolina Municipal Power Agency #1, Catawaba Electric Revenue,
  5.75%, 1/1/02 (c) ............................................................  1,150,000          AAA             1,215,159
Pennsylvania
Allegheny County, PA, Hospital Development Authority, 6.4%, 7/1/99 (c) .........  1,010,000          AAA             1,047,975
Delaware County, PA, Industrial Development Authority, Series 1997 A,
  6.1%, 1/1/05 .................................................................  2,000,000          A               2,138,440
Philadelphia, PA, Hospitals & Higher Educational Facilities, Graduate Health
  Systems, Series 1991, 6.9%, 7/1/00 ...........................................  1,000,000          BBB             1,058,770
Rhode Island
Rhode Island, Consolidated Capital Development Loan, General Obligation,
  Series 1996, 6%, 8/1/03 (c) ..................................................  1,690,000          AAA             1,826,806
Texas
Austin, TX:
  Independent School District, Guaranteed General Obligation, 8.125%, 8/1/01 ...  1,000,000          AAA             1,135,370
  Utility System Revenue:
   Series A, 6.3%, 11/15/01 (c) ................................................    365,000          AAA               393,477
   Series A, 6.3%, 11/15/01 (c) ................................................    635,000          AAA               683,806
Ector County, TX, Hospital District Revenue, 5.5%, 4/15/03 (c) .................  1,000,000          AAA             1,048,860
Richardson, TX, Hospital Authority Refunding and Improvement, Richardson
  Medical Center, Series 1993, 6.5%, 12/1/12 ...................................    960,000          BBB             1,010,400
Texas Department of Housing & Community Affairs, Single-Family Mortgage
  Revenue, Series B, 5.5%, 3/1/11 (c) ..........................................  2,000,000          AAA             2,055,240
Texas Turnpike Authority, North Dallas Thruway Revenue, 6.7%, 1/1/98 (c) .......  1,310,000          AAA             1,316,262
Utah
Utah State, General Obligation, Series 1997, 5.5%, 7/1/07 ......................  2,000,000          AAA             2,152,000
Virgin Islands
Virgin Islands, General Obligation, 6.9%, 10/1/01 ..............................  1,000,000          BBB             1,080,340
Washington
Lewis County, WA, Public Utility District 1, Cowlitz Falls Hydroelectric
  Project, Series 1991, Prerefunded 10/1/01, 7%, 10/1/22*** ....................  1,430,000          AAA             1,598,554
Washington Public Power Supply System:
  Nuclear Project #1, Refunding Revenue, Series C, 7.3%, 7/1/98 ................  3,000,000          AA              3,067,860
  Nuclear Project #2, Refunding Revenue, Series 1992A, 5.7%, 7/1/02 ............  1,550,000          AA              1,631,406
  Nuclear Project #2, Refunding Revenue, Series A, 6.3%, 7/1/01 ................  1,000,000          AA              1,065,360
  Nuclear Project #2, Refunding Revenue, Series C, 7.3%, 7/1/00 ................  1,300,000          AA              1,399,034

    The accompanying notes are an integral part of the financial statements.


                     13 - Scudder Limited Term Tax Free Fund

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
West Virginia
Wayne County, WV, Industrial Development, Atlantic Richfield Company Project,
  11.75%, 12/1/01 ..............................................................    495,000          A                 625,081
Wisconsin
Milwaukee, WI, Metropolitan Sewer District Revenue, Series A, 6.7%, 10/1/01 ....  1,000,000          AA              1,088,250
Wisconsin Health and Education Facilities Authority:
  St. Luke's Medical Center, 6.6%, 8/15/01 (c) .................................  1,745,000          AAA             1,891,423
  Wheaton Franciscan Services, Prerefunded 8/15/98, 8.2%, 8/15/18*** ...........  1,000,000          AAA             1,052,900
------------------------------------------------------------------------------------------------------------------------------
Total Intermediate-Term Municipal (Cost $101,304,621)                                                              104,912,478
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $111,820,205) (a)                                                       115,434,008
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $111,820,205. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $3,613,803. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,615,800 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $1,997.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

(c) Bond is insured by one of these companies: AMBAC, FGIC, FSA, Connie Lee, or MBIA.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury Securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Limited Term Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of October 31, 1997

Assets
------------------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $111,820,205) .....................        $ 115,434,008
                 Cash ......................................................................                2,351
                 Interest receivable .......................................................            1,685,084
                 Receivable for Fund shares sold ...........................................              123,971
                 Deferred organization expenses ............................................               10,143
                 Other assets ..............................................................                1,804
                                                                                                    ----------------
                 Total assets ..............................................................          117,257,361
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
                 Dividends payable .........................................................              249,876
                 Payable for Fund shares redeemed ..........................................               11,581
                 Accrued management fee ....................................................               58,676
                 Other payables and accrued expenses .......................................               60,857
                                                                                                    ----------------
                 Total liabilities .........................................................              380,990
                ----------------------------------------------------------------------------------------------------
                 Net assets, at market value ...............................................        $ 116,876,371
                ----------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation on investments ....................................            3,613,803
                 Accumulated net realized gain .............................................               41,727
                 Paid-in capital ...........................................................          113,220,841
                ----------------------------------------------------------------------------------------------------
                 Net assets, at market value ...............................................        $ 116,876,371
                ----------------------------------------------------------------------------------------------------
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($116,876,371 / 9,639,451 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of                                   ----------------
                    shares authorized) .....................................................               $12.12
                                                                                                    ----------------

    The accompanying notes are an integral part of the financial statements.


                     15 - Scudder Limited Term Tax Free Fund

                             Statement of Operations
                           year ended October 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Interest ............................................................      $   6,103,700
                                                                                            -----------------

                 Expenses:
                 Management fee ......................................................            722,447
                 Custodian and accounting fees .......................................             65,084
                 Services to shareholders ............................................             70,938
                 Trustees' fees and expenses .........................................             34,618
                 Registration fees ...................................................             19,999
                 Auditing ............................................................             34,253
                 Legal ...............................................................              4,979
                 Reports to shareholders .............................................             24,014
                 Amortization of organization expense ................................              8,388
                 Other ...............................................................             10,880
                                                                                            -----------------
                 Total expenses before expense reductions ............................            995,600
                 Expense reductions ..................................................            (93,434)
                                                                                            -----------------
                 Expenses, net .......................................................            902,166
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                          5,201,534
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from investments ..................................             75,394
                 Net unrealized appreciation on investments during the period ........          1,386,314
                ---------------------------------------------------------------------------------------------
                 Net gain on investments                                                        1,461,708
                ---------------------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $   6,663,242
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     16 - Scudder Limited Term Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                   Years Ended October 31,
Increase (Decrease) in Net Assets                                                   1997            1996
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .......................................  $  5,201,534    $  5,437,602
                 Net realized gain on investments ............................        75,394         210,333
                 Net unrealized appreciation (depreciation) on investments
                    during the period ........................................     1,386,314        (358,014)

                                                                                --------------  --------------
                 Net increase in net assets resulting from operations ........     6,663,242       5,289,921
                                                                                --------------  --------------
                 Distributions to shareholders from:
                 Net investment income .......................................    (5,201,534)     (5,437,602)
                                                                                --------------  --------------
                 Net realized gains ..........................................      (205,773)        (50,891)
                                                                                --------------  --------------
                 Fund share transactions:
                 Proceeds from shares sold ...................................    46,364,831      57,374,072
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .............................     2,206,361       2,249,313
                 Cost of shares redeemed .....................................   (56,611,187)    (57,528,518)
                                                                                --------------  --------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ..............................................    (8,039,995)      2,094,867
                                                                                --------------  --------------
                 Increase (decrease) in net assets ...........................    (6,784,060)      1,896,295
                 Net assets at beginning of period ...........................   123,660,431     121,764,136
                                                                                --------------  --------------
                 Net assets at end of period .................................  $116,876,371    $123,660,431
                                                                                --------------  --------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...................    10,318,550      10,139,449
                                                                                --------------  --------------
                 Shares sold .................................................     3,856,337       4,790,986
                 Shares issued to shareholders in reinvestment of
                   distributions .............................................       183,612         187,834
                 Shares redeemed .............................................    (4,719,048)     (4,799,719)
                                                                                --------------  --------------
                 Net increase (decrease) in Fund shares ......................      (679,099)        179,101
                                                                                --------------  --------------
                 Shares outstanding at end of period .........................     9,639,451      10,318,550
                                                                                --------------  --------------

    The accompanying notes are an integral part of the financial statements.


                     17 - Scudder Limited Term Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                     For the Period
                                                                                                   February 15, 1994
                                                                                                    (commencement of
                                                                                                     operations) to
                                                               Years Ended October 31,                October 31,
                                                        1997            1996            1995              1994
----------------------------------------------------------------------------------------------------------------------
                                                      ----------------------------------------------------------------
Net asset value, beginning of period ...............   $11.98          $12.01          $11.67            $12.00
                                                      ----------------------------------------------------------------
Income from investment operations:
Net investment income ..............................      .52             .53             .56               .38
Net realized and unrealized gain (loss) on
   investments .....................................      .16            (.02)            .34              (.33)
                                                      ----------------------------------------------------------------
Total from investment operations ...................      .68             .51             .90              .05
                                                      ----------------------------------------------------------------
Less distributions from:
Net investment income ..............................     (.52)           (.53)           (.56)             (.38)
Net realized gain on investment transactions .......     (.02)           (.01)             --                --
                                                      ----------------------------------------------------------------
Total distributions ................................     (.54)           (.54)           (.56)             (.38)
                                                      ----------------------------------------------------------------

                                                      ----------------------------------------------------------------
Net asset value, end of period .....................   $12.12          $11.98          $12.01            $11.67
----------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ...............................     5.89            4.33            7.94               .44**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............      117             124             122                68
Ratio of operating expenses, net to average daily
   net assets (%) ..................................      .75             .63             .23                --
Ratio of operating expenses before expense
   reductions, to average daily net
   assets (%) (a) ..................................      .83             .82             .85              1.29*
Ratio of net investment income to average daily
   net assets (%) ..................................     4.32            4.46            4.78              4.84*
Portfolio turnover rate (%) ........................     17.8            37.7            37.5              36.3*

(a) Total returns would have been lower had certain expenses not been reduced.
 *  Annualized
 ** Not annualized


                     18 - Scudder Limited Term Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Limited Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently two series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market securities are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.


                     19 - Scudder Limited Term Tax Free Fund

                      B. Purchases and Sales of Securities

For the year ended October 31, 1997, purchases and sales of investments (excluding short-term) aggregated $19,496,786 and $19,516,667, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement.

The Adviser agreed to maintain the annualized expenses at 0.75% of average daily net assets until December 31, 1998. For the year ended October 31, 1997, the Adviser imposed fees amounting to $629,013 and the portion not imposed amounted to $93,434 at October 31, 1997.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close by the end of the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SSC aggregated $46,003 of which $3,813 was unpaid at October 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SFAC aggregated $38,322 of which $6,212 was unpaid at October 31, 1997.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 1997, Trustees' fees and expenses charged to the Fund aggregated $34,618.


                     20 - Scudder Limited Term Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder Tax Free Trust and to the Shareholders of Scudder Limited Term Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Limited Term Tax Free Fund, including the investment portfolio, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended and the period February 15, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Limited Term Tax Free Fund as of October 31, 1997, the results of its operations for the year then ended, the statements of changes in its net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended October 31, 1997, and the period February 15, 1994 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.


Boston, Massachusetts                              COOPERS & LYBRAND L.L.P.
December 17, 1997


                     21 - Scudder Limited Term Tax Free Fund

                                 Tax Information

Of the dividends paid by the Scudder Limited Term Tax Free Fund from net investment income for the taxable year ended October 31, 1997, 100% constituted exempt interest dividends for regular federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $75,394 as capital gain dividends for its taxable year ended October 31, 1997.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                     22 - Scudder Limited Term Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Limited Term Tax Free Fund (the "Fund") was held on October 24, 1997, at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below.) With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

         For             Against          Abstain         Broker Non-Votes*
         ---             -------          -------         -----------------

      6,342,496           87,514           67,871                 0

2.    To elect Trustees.


                                                     Number of Votes:
                                                     ----------------

                       Trustee                 For                Withheld
                       -------                 ---                --------

          Henry P. Becton, Jr.              6,426,922              70,959

          Dawn-Marie Driscoll               6,425,875              72,006

          Peter B. Freeman                  6,406,656              91,225

          George M. Lovejoy, Jr.            6,423,717              74,164

          Dr. Wesley W. Marple, Jr.         6,425,031              72,850

          Daniel Pierce                     6,425,631              72,249

          Kathryn L. Quirk                  6,424,584              73,296

          Jean C. Tempel                    6,425,973              71,908

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.


                                Number of Votes:
                                ----------------

          For             Against            Abstain         Broker Non-Votes*
          ---             -------            -------         -----------------

       5,827,370          154,136            299,253              217,122

                     23 - Scudder Limited Term Tax Free Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997, to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.


                                Number of Votes:
                                ----------------

          For             Against            Abstain         Broker Non-Votes*
          ---             -------            -------         -----------------

       6,030,530          131,033            140,949              201,386

5. To approve the revision of certain fundamental investment policies.


                                                                         Number of Votes:
                                                                         ----------------

          Fundamental Policies                   For               Against              Abstain        Broker Non-Votes*
          --------------------                   ---               -------              -------        -----------------

       5.1   Diversification                  5,680,643            345,627              254,491             217,122

       5.2   Borrowing                        5,668,132            358,138              254,491             217,122

       5.3   Senior securities                5,670,234            356,036              254,491             217,122

       5.4   Concentration                    5,679,647            346,950              254,162             217,122

       5.5   Loans                            5,680,905            345,365              254,491             217,122

       5.6   Underwriting of securities       5,681,005            345,265              254,491             217,122

       5.7   Investment in real estate        5,682,025            344,573              254,162             217,122

       5.8   Purchase of physical             5,681,333            345,265              254,162             217,122
             commodities

       5.9   Investment in California            N/A                 N/A                  N/A                 N/A
             municipal securities

       5.10  Investment in municipal          5,682,025            344,573              254,162             217,122
             securities

       5.11  Investment in                       N/A                 N/A                  N/A                 N/A
             Massachusetts municipal
             securities

       5.12  Investment in New York              N/A                 N/A                  N/A                 N/A
             municipal securities

       5.13  Investment in Ohio                  N/A                 N/A                  N/A                 N/A
             municipal securities


                    24 - Scudder Limited Term Tax Free Fund

       5.14  Investment in Pennsylvania          N/A                 N/A                  N/A                 N/A
             municipal securities

       5.15  Investment in short-term            N/A                 N/A                  N/A                 N/A
             municipal securities

       5.16  Elimination of tax                  N/A                 N/A                  N/A                 N/A
             diversification

       5.17  Purchases of voting              5,689,168            344,935              246,658             217,122
             securities

       5.18  Affiliated transactions          5,688,694            346,101              245,966             217,122

       5.19  Disclosed practices                 N/A                 N/A                  N/A                 N/A

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

           For                      Against                    Abstain
           ---                      -------                    -------

        6,230,611                    61,681                    205,588

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                    25 - Scudder Limited Term Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.








                    26 - Scudder Limited Term Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.






                    27 - Scudder Limited Term Tax Free Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics; President,
Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates Real Estate
Corporation

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Vice President and Trustee

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Donald C. Carleton*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer

M. Ashton Patton*
Vice President



                         *Scudder, Stevens & Clark, Inc.

                    28 - Scudder Limited Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                     29 - Scudder Limited Term Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     30 - Scudder Limited Term Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                     31 - Scudder Limited Term Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

[LOGO]